Exhibit 4.18




                                  HSBC USA INC.


                                ----------------


                                ----------------

                                    INDENTURE

                           Dated as of [    ], [  ]

                                ----------------


                              BANKERS TRUST COMPANY


                                   as Trustee


                                -----------------

               JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES

                                  HSBC USA Inc.

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

  Trust Indenture                                            Trust Agreement
    Act Section                                                  Section
--------------------                                       -------------------
  Section 310 (a)(1)    ........................................     6.08
              (a)(2)    ........................................     6.08
              (a)(3)    ........................................Not Applicable
              (a)(4)    ........................................Not Applicable
              (a)(5)    ........................................     6.08
              (b)       ........................................     6.07
  Section 311 (a)       ........................................     6.12
              (b)       ........................................     6.04
  Section 312 (a)       ........................................     4.01
              (b)       ........................................    4.02(b)
              (c)       ........................................     4.04
  Section 313 (a)       ........................................     4.04
              (b)       ........................................     4.04
              (c)       ........................................     4.04
              (d)       ........................................     4.04
  Section 314 (a)       ........................................    4.03(a)
              (b)       ........................................Not Applicable
              (c)(1)    ........................................     13.06
              (c)(2)    ........................................     13.06
              (c)(3)    ........................................Not Applicable
              (d)       ........................................Not Applicable
              (e)       ........................................     1.01
  Section 315 (a)       ........................................    6.01(a)
              (b)       ........................................     5.08
              (c)       ........................................    6.01(b)
              (d)       ........................................    6.01(c)
              (e)       ........................................     5.09
  Section 316 (a)(1)    ........................................     5.01
              (a)(2)    ........................................Not Applicable
              (b)       ........................................     15.02
              (c)       ........................................     7.01
  Section 317 (a)(1)    ........................................     5.02
              (a)(2)    ........................................     5.02
              (b)       ........................................     3.04
  Section 318 (a)       ........................................     13.08

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be part of the Indenture.

                                Table of Contents
                                                                         Page
                                                                         ----

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  Definitions..................................................1
               Additional Interest..........................................1
               Adjusted Treasury Rate.......................................1
               Affiliate....................................................2
               Authenticating Agent.........................................2
               Bank.........................................................2
               Bankruptcy Law...............................................2
               Board of Directors...........................................2
               Board Resolution.............................................2
               Business Day.................................................2
               Capital Securities...........................................2
               Capital Securities Guarantee.................................3
               Commission...................................................3
               Common Securities............................................3
               Company......................................................3
               Company Request or Company Order.............................3
               Comparable Treasury Issue....................................3
               Comparable Treasury Price....................................3
               Compounded Interest..........................................4
               Corporate Trust Office.......................................4
               Coupon Rate..................................................4
               Custodian....................................................4
               Declaration..................................................4
               Default......................................................4
               Defaulted Interest...........................................4
               Deferred Interest............................................4
               Definitive Securities........................................4
               Depositary...................................................4
               Dissolution Event............................................4
               Distribution.................................................4
               Event of Default.............................................4
               Exchange Act.................................................4
               Extended Interest Payment Period.............................5
               Federal Reserve..............................................5

                                       FSA

               Global Security..............................................5
               HSBC USA Capital Trust or Trust..............................5
               Indebtedness for Money Borrowed..............................5
               Indebtedness Ranking Junior to the Securities................5
               Indebtedness Ranking on a Parity with the Securities.........5
               Indenture....................................................6
               Initial Optional Prepayment Date.............................6
               Interest Payment Date........................................6
               Maturity Date................................................6
               Non Book-Entry Capital Securities............................6
               Officers.....................................................6
               Officers' Certificate........................................6
               Opinion of Counsel...........................................6
               Optional Prepayment Price....................................6
               Other Debentures.............................................6
               Other Guarantees.............................................6
               outstanding..................................................6
               Person.......................................................7
               Predecessor Security.........................................7
               Prepayment Price.............................................7
               Quotation Agent..............................................7
               Reference Treasury Dealer....................................7
               Reference Treasury Dealer Quotations.........................7
               Regulatory Capital Event.....................................7
               Responsible Officer..........................................8
               Securities...................................................8
               Securities Act...............................................8
               Securityholder...............................................8
               Security Register............................................8
               Senior Indebtedness..........................................8
               Special Event................................................8
               Special Event Prepayment Price...............................8
               Subsidiary...................................................9
               Tax Event....................................................9
               Trustee......................................................9
               Trust Indenture Act of 1939..................................9
               Trust Securities............................................10
               U.S. Government Obligations.................................10


                                   ARTICLE II

                                   SECURITIES

SECTION 2.01.  Forms Generally.............................................10
SECTION 2.02.  Execution and Authentication................................10
SECTION 2.03.  Form and Payment............................................11
SECTION 2.04.  Legends 11
SECTION 2.05.  Global Security.............................................11
SECTION 2.06.  Interest....................................................13
SECTION 2.07.  Transfer and Exchange.......................................13
SECTION 2.08.  Replacement Securities......................................14
SECTION 2.09.  Treasury Securities.........................................14
SECTION 2.10.  Temporary Securities........................................14
SECTION 2.11.  Cancellation................................................15
SECTION 2.12.  Defaulted Interest..........................................15
SECTION 2.13.  CUSIP Numbers...............................................16


                                   ARTICLE III

                        CERTAIN COVENANTS OF THE COMPANY

SECTION 3.01.  Payment of Principal, Premium and Interest..................16
SECTION 3.02.  Offices for Notices and Payments, etc.......................17
SECTION 3.03.  Appointments to Fill Vacancies in Trustee's Office..........17
SECTION 3.04.  Provision as to Paying Agent................................17
SECTION 3.05.  Certificate to Trustee......................................18
SECTION 3.06.  Compliance with Consolidation Provisions....................18
SECTION 3.07.  Limitation on Dividends.....................................19
SECTION 3.08.  Covenants as to HSBC USA Capital Trust......................19
SECTION 3.09.  Payment of Expenses.........................................20
SECTION 3.10.  Payment Upon Resignation or Removal.........................20


                                   ARTICLE IV

       SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEES

SECTION 4.01.  Securityholders' Lists......................................21
SECTION 4.02.  Preservation and Disclosure of Lists........................21
SECTION 4.03.  Reports of the Company......................................22
SECTION 4.04.  Reports by the Trustee......................................23


                                    ARTICLE V

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS

SECTION 5.01.  Events of Default...........................................23
SECTION 5.02.  Payment of Securities on Default; Suit Therefor.............25
SECTION 5.03.  Application of Moneys Collected by Trustee..................27
SECTION 5.04.  Proceedings by Securityholders..............................27
SECTION 5.05.  Proceedings by Trustee......................................28
SECTION 5.06.  Remedies Cumulative and Continuing..........................29
SECTION 5.07.  Direction of Proceedings and Waiver of Defaults by Majority
                 of Securityholders........................................29
SECTION 5.08.  Notice of Defaults..........................................30
SECTION 5.09.  Undertaking to Pay Costs....................................30


                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01.  Certain Duties and Responsibilities.........................30
SECTION 6.02.  Certain Rights of Trustee...................................32
SECTION 6.03.  Not Responsible for Recitals or Issuance of Securities......33
SECTION 6.04.  May Hold Securities.........................................33
SECTION 6.05.  Money Held in Trust.........................................33
SECTION 6.06.  Compensation and Reimbursement..............................33
SECTION 6.07.  Disqualification, Conflicting Interests.....................34
SECTION 6.08.  Corporate Trustee Required, Eligibility.....................35
SECTION 6.09.  Resignation and Removal, Appointment of Successor...........35
SECTION 6.10.  Acceptance of Appointment by Successor......................37
SECTION 6.11.  Merger, Conversion, Consolidation or Succession to
                 Business..................................................37
SECTION 6.12.  Preferential Collection of Claims Against Company...........38
SECTION 6.13.  Appointment of Authenticating Agent.........................38


                                   ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

SECTION 7.01.  Action by Securityholders...................................39
SECTION 7.02.  Proof of Execution by Securityholders.......................39
SECTION 7.03.  Who Are Deemed Absolute Owners..............................40
SECTION 7.04.  Securities Owned by Company Deemed Not Outstanding..........40
SECTION 7.05.  Revocation of Consents; Future Holders Bound................40


                                  ARTICLE VIII

                            SECURITYHOLDERS' MEETINGS

SECTION 8.01.  Purpose of Meetings.........................................41
SECTION 8.02.  Call of Meetings by Trustee.................................41
SECTION 8.03.  Call of Meetings by Company or Securityholders..............42
SECTION 8.04.  Qualifications for Voting...................................42
SECTION 8.05.  Regulations.................................................42
SECTION 8.06.  Voting......................................................43


                                   ARTICLE IX

                                  MODIFICATION

SECTION 9.01.  Without Consent of Securityholders..........................43
SECTION 9.02.  With Consent of Securityholders.............................44
SECTION 9.03.  Compliance with Trust Indenture Act; Effect of Supplemental
                 Indentures................................................45
SECTION 9.04.  Notation on Securities......................................46
SECTION 9.05.  Evidence of Compliance of Supplemental Indenture to be
                 Furnished Trustee.........................................46


                                    ARTICLE X

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 10.01.  Company May Consolidate, Etc., on Certain Terms............46
SECTION 10.02.  Successor Corporation to be Substituted for Company........47
SECTION 10.03.  Opinion of Counsel to be Given Trustee.....................47


                                   ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01.  Discharge of Indenture.....................................47
SECTION 11.02.  Deposited Moneys and U.S. Government Obligations to be
                 Held in Trust by Trustee..................................48
SECTION 11.03.  Paying Agent to Repay Moneys Held..........................48
SECTION 11.04.  Return of Unclaimed Moneys.................................49
SECTION 11.05.  Defeasance Upon Deposit of Moneys or U.S. Government
                 Obligations...............................................49


                                   ARTICLE XII

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 12.01.  Indenture and Securities Solely Corporate Obligations......50


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

SECTION 13.01.  Successors.................................................51
SECTION 13.02.  Official Acts by Successor Corporation.....................51
SECTION 13.03.  Surrender of Company Powers................................51
SECTION 13.04.  Address for Notices, Etc...................................51
SECTION 13.05.  Governing Law..............................................51
SECTION 13.06.  Evidence of Compliance with Conditions Precedent...........52
SECTION 13.07.  Business Days..............................................52
SECTION 13.08.  Trust Indenture Act to Control.............................52
SECTION 13.09.  Table of Contents, Headings, Etc...........................52
SECTION 13.10.  Execution in Counterparts..................................52
SECTION 13.11.  Separability...............................................53
SECTION 13.12.  Assignment.................................................53
SECTION 13.13.  Acknowledgement of Rights..................................53
SECTION 13.14.  Notice to Holders; Waiver..................................53


                                   ARTICLE XIV

                            PREPAYMENT OF SECURITIES

SECTION 14.01.  Special Event Prepayment...................................54
SECTION 14.02.  Optional Prepayment by Company.............................54
SECTION 14.03.  No Sinking Fund............................................55
SECTION 14.04.  Notice of Prepayment; Selection of Securities..............55
SECTION 14.05.  Payment of Securities Called for Prepayment................56


                                   ARTICLE XV

                        SUBORDINATION OF DEBT SECURITIES

SECTION 15.01.  Agreement to Subordinate...................................56
SECTION 15.02.  Obligation of the Company Unconditional and Payment
                 Permitted If No Default...................................59
SECTION 15.03.  Limitations on Duties to Holders of Senior Indebtedness....59
SECTION 15.04.  Notice to Trustee of Facts Prohibiting Payments............59
SECTION 15.05.  Application by Trustee of Moneys Deposited With It.........60
SECTION 15.06.  Subrogation................................................60
SECTION 15.07.  Subordination Rights Not Impaired by Acts or Omissions
                 of Bank or Holders of Senior Indebtedness................ 60
SECTION 15.08.  Authorization of Trustee to Effectuate Subordination
                of Securities..............................................61
SECTION 15.09.  Right of Trustee to Hold Senior Indebtedness...............61
SECTION 15.10.  Article XV Not to Prevent Events of Default................61
SECTION 15.11.  Article Applicable to Paying Agents........................61


                                   ARTICLE XVI

          EXTENSION OF INTEREST PAYMENT PERIOD AND DEFERRAL OF MATURITY

SECTION 16.01.  Extension of Interest Payment Period.......................61
SECTION 16.02.  Notice of Extension........................................63
SECTION 16.03.  Deferral of Maturity.......................................63
EXHIBIT A  Form of Security.................................................1

                  THIS INDENTURE, dated as of [   ], [ ], between HSBC USA Inc.,
a Maryland corporation (hereinafter called the "Company"), having its principal office at 452 Fifth Avenue, New York, New York 10018 and Bankers Trust Company, a New York banking corporation, as trustee (hereinafter called the "Trustee"), having its Corporate Trust Office at Four Albany Street, 4th Floor, New York, New York 10006.


                              W I T N E S S E T H:

                  In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:


                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01.  Definitions.

                  The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this
Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, or which are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act of 1939 and in said Securities Act. The following terms have the meanings given to them in the Declaration): (i) Clearing Agency; (ii) Delaware Trustee; (iii) Capital Security Certificate; (iv) Property Trustee; (v) Administrators; and (vi) Direct Action. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

                  "Additional Interest" shall have the meaning set forth in
Section 2.06(d).

                  ["Adjusted Treasury Rate" means, with respect to any prepayment date pursuant to Section 14.01, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity date corresponding to the Initial Optional Prepayment Date (if no maturity date is within three months before or after the Initial Optional Prepayment Date, yields for the two published maturities most closely corresponding to the Initial Optional Prepayment Date shall be interpolated and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principle amount) equal to the Comparable Treasury Price for such prepayment date plus, in either case, (A) [ ]% if such prepayment date occurs on or prior to December 30, [ ] and (B) [ ]% in all other cases.]

                  "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding the power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

                  "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.13.

                  "Bank" shall mean HSBC Bank USA.

                  "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                  "Board of Directors" shall mean either the Board of Directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered a Saturday or a Sunday or a day on which banking institutions in New York, New York or Buffalo, New York are authorized or required by law or executive order to close.

                  "Business Day" shall mean, with respect to Securities, any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York or Buffalo, New York are authorized or required by law or executive order to close.

                  "Capital Securities" shall mean undivided beneficial interests in the assets of HSBC USA Capital Trust which rank pari passu with the Common Securities issued by HSBC USA Capital Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Capital Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

                  "Capital Securities Guarantee" shall mean any guarantee that the Company may enter into with Bankers Trust Company or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities of HSBC USA Capital Trust.

                  "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the executions Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities" shall mean undivided beneficial interests in the assets of HSBC USA Capital Trust which rank pari passu with Capital Securities issued by HSBC USA Capital Trust; provided, however, that if an Event of Default (as defined in the Declaration) has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Capital Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

                  "Company" shall mean HSBC USA Inc., a Maryland corporation, and, subject to the provisions of Article Ten, shall include its successors and assigns.

                  "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by the Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  ["Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity date corresponding to the Initial Optional Prepayment Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities with a maturity date corresponding to the Initial Optional Prepayment Date. If no United States Treasury security has a maturity date which is within three months before or after the Initial Optional Prepayment Date, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the calculation of the Adjusted Treasury Rate pursuant to clause (ii) of the definition thereof shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month.]

                  ["Comparable Treasury Price" means, with respect to any prepayment date pursuant to Section 14.01, (i) the average of the Reference Treasury Dealer Quotations for such prepayment date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.]

                  "Compounded Interest" shall have the meaning set forth in
Section 16.01.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee or its successors and assigns as provided hereunder at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at Four Albany Street, 4th Floor, New York, New York 10006, Attention: Corporate Market Services or at any other such address as the Trustee may designate from time to time by notice to the parties hereto.

                  "Coupon Rate" shall have the meaning set forth in Section 2.06(a).

                  "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

                  "Declaration" means the Declaration of Trust of HSBC USA
Capital Trust, dated as of [   ], [ ] as amended or supplemented from time to
time.

                  "Default" shall mean any event specified in Section 5.02, continued for the period of time, if any, and after giving of the notice, if any, therein designated.

                  "Defaulted Interest" shall have the meaning specified in
Section 2.12.

                  "Deferred Interest" shall have the meaning set forth in
Section 16.01.

                  "Definitive Securities" shall mean those securities issued in fully registered certificated form not otherwise in global form.

                  "Depositary" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.05(d).

                  "Dissolution Event" means the liquidation of the Trust pursuant to the Declaration, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.

                  "Distribution" means a distribution payable to holders of Trust Securities, accumulating from the date of original issuance and payable
semi-annually in arrears on [   ] and [   ] of each year, commencing [   ],
[   ],  at the annual rate of [  ]% of the liquidation amount of $1,000 per
Trust Security.

                  "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Extended Interest Payment Period" shall have the meaning set forth in Section 16.01.

                  "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

                  "FSA" shall mean the Financial Supervisory Authority of the United Kingdom.

                  "Global Security" means, with respect to the Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

                  "HSBC USA Capital Trust" or "Trust" shall mean HSBC USA Capital Trust [ ], a Delaware business trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Securities under this Indenture.

                  "Indebtedness for Money Borrowed" means, when used with respect to the Company, (a) any obligation of, or any obligation guaranteed by, the Company, as the case may be, for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (b) similar obligations arising from off-balance sheet guarantees and direct credit substitutes, (c) obligations associated with derivative products such as interest rate and foreign exchange rate contracts, commodity contracts and similar arrangements and (d) any deferred obligations for the payment of the purchase price of property or assets.

                  "Indebtedness Ranking Junior to the Securities" means any Indebtedness for Money Borrowed of the Company, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks junior to and not equally with or prior to the Securities (and any other Indebtedness Ranking on a Parity with the Securities) in right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph of Section 15.01.

                  "Indebtedness Ranking on a Parity with the Securities" means
(i) Indebtedness for Money Borrowed of the Company, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks equally with and not prior to the Securities in the right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph of Section 15.01, and
(ii) all other debt securities, and guarantees in respect of those debt securities, issued to any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is a financing vehicle of the Company (a "financing entity") in connection with the issuance by such financing entity of equity securities or other securities guaranteed by the Company pursuant to an instrument that ranks pari passu with or junior in right of payment to the Capital Securities Guarantee.

                  The securing of any Indebtedness for Money Borrowed of the Company otherwise constituting Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, as the case may be, shall not be deemed to prevent such Indebtedness for Money Borrowed from constituting Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities.

                  "Indenture" shall mean this instrument as originally executed or, if amended as herein provided, as so amended.

                  "Initial Optional Prepayment Date" shall have the meaning set forth in Section 14.01.

                  "Interest Payment Date" shall have the meaning set forth in
Section 2.06.

                  "Maturity Date" shall mean [    ], [ ].

                  "Non Book-Entry Capital Securities" shall have the meaning set forth in Section 2.05.

                  "Officers" shall mean any of the Chairman, a Vice Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company.

                  "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Trustee.

                  "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Company, and who shall be acceptable to the Trustee.

                  "Optional Prepayment Price" shall have the meaning set forth in Section 14.02.

                  "Other Debentures" means all junior subordinated debentures issued by the Company from time to time and sold to trusts to be established by the Company (if any), in each case similar to the Trust.

                  "Other Guarantees" means all guarantees to be issued by the Company with respect to capital securities (if any) and issued to other trusts to be established by the Company (if any), in each case similar to the Trust.

                  The term "outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be prepaid prior to maturity thereof, notice of such prepayment shall have been given as in Article Fourteen provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

                  "Person" shall mean a legal person including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Prepayment Price" means the Special Event Prepayment Price or the Optional Prepayment Price, as the context requires.

                  ["Quotation Agent" means the Reference Treasury Dealer appointed by the Trustee after consultation with the Company.]

                  ["Reference Treasury Dealer" means (i) HSBC Securities, Inc. and its respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.]

                  ["Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date pursuant to Section 14.01, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such prepayment date.]

                  "Regulatory Capital Event" means that the Company shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Capital Securities, the Capital Securities do not constitute, or within 90 days of the date thereof, will not constitute, Tier 1 Capital (or its then equivalent); provided, however, that the distribution of the Securities in connection with the liquidation of the Trust by the Company shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event.

                  "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust Office, including any vice president, assistant vice president, director, managing director, any associate or other officer within the Corporate Trust Office customarily performing functions similar to those performed by the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities" means the Company's [     ]% Junior Subordinated
Deferrable Interest Debentures due [     ], as authenticated and issued under
this Indenture.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Securityholder", "holder of Securities", or other similar terms, shall mean any Person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof .

                  "Security Register" shall mean (i) prior to a Dissolution Event, the list of holders provided to the Trustee pursuant to Section 4.01, and
(ii) following a Dissolution Event, any security register maintained by a security registrar for the securities appointed by the Company following the distribution of the Securities.

                  "Senior Indebtedness" shall mean all Indebtedness for Money Borrowed, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, and any deferrals, renewals or extensions of such Senior Indebtedness.

                  "Special Event" means either a Regulatory Capital Event or a Tax Event as the case may be.

                  "Special Event Prepayment Price" shall mean, with respect to any prepayment of the Securities pursuant to Section 14.01 hereof, an amount in cash equal to [the greater of (i)] 100% of the principal amount of such Securities plus any accrued and unpaid interest thereon to the date of prepayment [or (ii) the sum, as determined by a Quotation Agent, of the present values of [ ]% of the principal amount of such Securities plus the remaining scheduled payments of interest thereon from the prepayment date to and including the Initial Optional Prepayment Date discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate.]

                  "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                  "Tax Event" means that the Company and the HSBC USA Capital Trust shall have received an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to, clarification of or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification or change is effective or such Administrative Action or decision is announced, in each case, on or after [insert date of related prospectus supplement], there is more than an insubstantial risk that (i) the HSBC USA Capital Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest accrued or received on the Securities or subject to more than a de minimis amount of taxes, duties or other governmental charges, (ii) any portion of interest payable by the Company to the HSBC USA Capital Trust on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company for United States federal income tax purposes, or (iii) the Company could become liable to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Interest.

                  "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder.

                  "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture except as provided in Section 9.03.

                  "Trust Securities" shall mean the Capital Securities and the Common Securities, collectively.

                  "U.S. Government Obligations" shall mean securities that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.


                                   ARTICLE II
                                   SECURITIES

                  SECTION 2.01.  Forms Generally.

                  The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issued in denominations of $1,000 and integral multiples thereof.

                  SECTION 2.02.  Execution and Authentication.

                  Two Officers shall sign the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                  A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto.

                  The Trustee shall, upon a Company Order, authenticate for original issue up to, and the aggregate principal amount of the Securities outstanding at any time may not exceed, $[ ] aggregate principal amount of the Securities.

                  SECTION 2.03.  Form and Payment.

                  Except as provided in Section 2.05, the Securities shall be issued in fully registered certificated form without interest coupons. Principal of and premium, if any, and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the Corporate Trust Office of the Trustee; provided, however, that payment of any interest may be made at the option of the Company (i) by check mailed to the holder at such address as shall appear in the Security Register or
(ii) by transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that proper transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Securities is the Property Trustee, the payment of the principal of and premium, if any, and interest (including Compounded Interest and Additional Interest, if any) on such Securities held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

                  SECTION 2.04.  Legends.

                  Except as otherwise determined by the Company in accordance with applicable law, each Global Security shall bear the applicable legends relating to restrictions on transfer in substantially the form set forth on Exhibit A hereto.

                  SECTION 2.05.  Global Security.

                  (a) In connection with a Dissolution Event:

                  (i) if any Capital Securities are held in book-entry form, the related Definitive Securities shall be presented to the Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Securities (as may be required pursuant to Section 2.07) in an aggregate principal amount equal to the aggregate principal amount of all outstanding Securities, to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Property Trustee; the Company upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture; and payments on the Securities issued as a Global Security will be made to the Depositary; and

                  (ii) if any Capital Securities are held in certificated form, the related Definitive Securities may be presented to the Trustee by the Property Trustee and any Capital Security certificate which represents Capital Securities other than Capital Securities in book-entry form ("Non Book-Entry Capital Securities") will be deemed to represent beneficial interests in Securities presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Capital Securities until such Capital Security certificates are presented to the Security registrar for transfer or reissuance, at which time such Capital Security certificates will be cancelled and a Security, registered in the name of the holder of the Capital Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Capital Security certificate cancelled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Indenture. Upon the issuance of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been cancelled.

                  (b) The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; provided that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and prepayments. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee, in accordance with instructions given by the Company as required by this Section 2.05.

                  (c) The Global Securities may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary in any event in accordance with instructions given by the Company to the Trustee as required by this Section 2.05.

                  (d) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Trustee, upon written notice from the Company, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. If there is an Event of Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities. In addition, the Company may at any time determine that the Securities shall no longer be represented by a Global Security. In the event of such an Event of Default or such a determination, the Company shall execute, and subject to Section 2.07, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

                  SECTION 2.06.  Interest.

                  (a) Each Security will bear interest at the rate of [ ]% per annum (the "Coupon Rate") from the most recent date to which interest has been paid or, if no interest has been paid, from [ ], [ ], until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded semi-annually, payable (subject to the provisions of Article Sixteen) semi-annually in arrears on [ ] and [ ] of each year (each, an "Interest Payment Date"), commencing on [ ], [ ], to the Person in whose name such Security or any predecessor Security is registered, at the close of business on the regular record date for such interest installment, which shall be the first day of the month in which the relevant Interest Payment Date falls.

                  (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date such payment was originally payable.

                  (c) Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof (to the extent permitted by law) at the rate per annum of [ ]% thereof, compounded semi-annually. The term "interest", as used herein, shall include semi-annual interest payments, interest on semi-annual interest payments not paid on the applicable Interest Payment Date and Additional Interest, as applicable.

                  (d) During such time as the Property Trustee is the holder of any Securities, the Company shall pay any additional amounts on the Securities as may be necessary in order that the amount of Distributions then due and payable by the HSBC USA Capital Trust on the outstanding Trust Securities shall not be reduced as a result of any additional taxes, duties or other governmental charges to which the Trust has become subject as a result of a Tax Event ("Additional Interest").

                  SECTION 2.07.  Transfer and Exchange.

                  To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities upon a Company Request. All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

                  No service charge shall be made to a holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                  The Company shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Securities for prepayment under Article Fifteen hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Security so selected for prepayment in whole or in part, except the unprepaid portion of any Security being prepaid in part.

                  Prior to due presentment for the registration of a transfer of any Security, the Trustee and the Company may deem and treat the Person in whose name anyhe absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and interest on such Securities, and neither the Trustee nor the Company shall be affected by notice to the contrary.

                  SECTION 2.08.  Replacement Securities.

                  If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee or any Authenticating Agent from any loss that any of them may suffer as a result of or in connection with the replacement of any Security. The Company or the Trustee may charge such holder for its expenses in replacing a Security.

                  Every replacement Security is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

                  SECTION 2.09.  Treasury Securities.

                  In determining whether the holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any Affiliate of the Company shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so considered.

                  SECTION 2.10.  Temporary Securities.

                  Pending the preparation of Definitive Securities, the Company may execute, and upon Company Order, the Trustee shall authenticate and make available for delivery, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company shall cause Definitive Securities to be prepared without unreasonable delay. The Definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at the office or agency maintained by the Company for such purpose pursuant to Section 3.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

                  SECTION 2.11.  Cancellation.

                  The Company at any time may deliver Securities to the Trustee for cancellation. Upon a Company Request, the Trustee or its duly appointed agent shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain or destroy cancelled Securities in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Company directs that cancelled Securities be returned to it. The Company may not issue new Securities to replace Securities that have been prepaid or paid or that have been delivered to the Trustee for cancellation.

                  SECTION 2.12.  Defaulted Interest.

                  Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

                  (a) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustees of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  SECTION 2.13.  CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of prepayment as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.


                                   ARTICLE III
                        CERTAIN COVENANTS OF THE COMPANY

                  SECTION 3.01.  Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of the holders of the Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on the Securities at the place, at the respective times and in the manner provided herein. Each installment of interest on the Securities may be paid by mailing checks for such interest payable to the order of the holder of Security entitled thereto as they appear in the Security Register.

                  SECTION 3.02.  Offices for Notices and Payments, etc.

                  So long as any of the Securities remains outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, any such office or agency for all of the above purposes shall be the Corporate Trust Office of the Trustee. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                  In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

                  SECTION 3.03. Appointments to Fill Vacancies in Trustee's Office.

                  The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.09, a Trustee, so that there shall at all times be a Trustee hereunder.

                  SECTION 3.04.  Provision as to Paying Agent.

                  (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04,

                           (1) that it will hold all sums held by it as such
                  agent for the payment of the principal of and premium, if any, or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities; and

                           (2) that it will give the Trustee notice of any
                  failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of and premium or interest on the Securities when the same shall be due and payable.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities) to make any payment of the principal of and premium, if any, or interest on the Securities when the same shall become due and payable.

                  (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained.

                  (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 11.03 and 11.04.

                  SECTION 3.05.  Certificate to Trustee.

                  The Company will deliver to the Trustee on or before a date not more than four months after the end of each fiscal year in each year, commencing with the first fiscal year ending after the date hereof, so long as Securities are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under the Indenture.

                  SECTION 3.06.  Compliance with Consolidation Provisions.

                  The Company will not, while any of the Securities remain outstanding, consolidate with or merge into any other Person, or merge into itself, sell or convey all or substantially all of its property to any other Person unless the provisions of Article Ten hereof are complied with.

                  SECTION 3.07.  Limitation on Dividends.

                  The Company will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (including under Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Capital Securities Guarantee and (d) as a result of a reclassification of the Company's capital stock or the exchange or the conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock; (e) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases of common stock related to the issuance of common stock or rights under any of the Company's benefit plans for its directors, officers or employees or any of the Company's dividend reinvestment plans) if at such time (i) there shall have occurred any event of which the Company has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (b) in respect of which the Company shall not have taken reasonable steps to cure, (ii) if such Securities are held by the Property Trustee, the Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee or (iii) the Company shall have given notice of its election of the exercise of its right to extend the interest payment period pursuant to Section 16.01, or any extension thereof, and shall not have rescinded such notice, and such extension, or any extension thereof, shall be continuing.

                  SECTION 3.08.  Covenants as to HSBC USA Capital Trust.

                  In the event Securities are issued to HSBC USA Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by HSBC USA Capital Trust, for so long as such Trust Securities remain outstanding, the Company will (i) directly or indirectly maintain 100% direct ownership of the Common Securities of HSBC USA Capital Trust; provided, however, that any successor of the Company, permitted pursuant to Article Ten, may succeed to the Company's ownership of such Common Securities, (ii) use its reasonable efforts to cause HSBC USA Capital Trust (a) to remain a business trust, except in connection with a distribution of Securities to the holders of Trust Securities in liquidation of HSBC USA Capital Trust, the redemption of all of the Trust Securities of HSBC USA Capital Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of HSBC USA Capital Trust, and (b) to otherwise continue not to be classified as an association taxable as a corporation or a partnership for United States federal income tax purposes and (iii) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an individual beneficial interest in the Securities.

                  SECTION 3.09.  Payment of Expenses.

                  In connection with the offering, sale and issuance of the Securities to the HSBC USA Capital Trust and in connection with the sale of the Trust Securities by the HSBC USA Capital Trust, the Company, in its capacity as borrower with respect to the Securities, shall:

                  (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities, including compensation of the Trustee in accordance with the provisions herein;

                  (b) pay all costs and expenses of the HSBC USA Capital Trust (including, but not limited to, costs and expenses relating to the organization of the HSBC USA Capital Trust, the offering, sale and issuance of the Trust Securities (including commissions to the initial purchasers in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the HSBC USA Capital Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of HSBC USA Capital Trust assets;

                  (c) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration;

                  (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust; and

                  (e) pay all other fees, expenses, debts and obligations (other than the Trust Securities) related to HSBC USA Capital Trust.

                  SECTION 3.10.  Payment Upon Resignation or Removal.

                  Upon termination of this Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued and owing to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 5.7 of the Declaration, the Company shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to the date of such termination, removal or resignation.


                                   ARTICLE IV
                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

                  SECTION 4.01.  Securityholders' Lists.

                  The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

                  (a) on a semi-annual basis on each regular record date for the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders as of such record date; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar.

                  SECTION 4.02.  Preservation and Disclosure of Lists.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

                  (b) In case three or more holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities or with holders of all Securities with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election either:

                  (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

                  (2) inform such applicants as to the approximate number of holders of all Securities, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every holder of Securities, by receiving and holding the same, agrees with Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this
Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

                  SECTION 4.03.  Reports of the Company.

                  (a) The Company covenants and agrees to file with the Trustee, within 15 days after the date on which the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Company covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

                  (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 4.04.  Reports by the Trustee.

                  (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after December 31 of each year, commencing December 31, [ ], deliver to Securityholders a brief report, dated as of such December 31, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.


                                    ARTICLE V
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

                  SECTION 5.01.  Events of Default.

                  One or more of the following events of default shall constitute an Event of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or similar law or (2) a decree or order under any applicable federal or state law appointing a receiver or similar official of the Bank or of substantially all its property, and the continuance in the case of any proceedings under clause (1) above of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (b) the commencement by the Company of a voluntary case under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee sequestrator or similar official of the Company or of substantially all its property.

                  If an Event of Default with respect to Securities at the time outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of and all accrued but unpaid interest on all Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the holders of the outstanding Securities), and upon any such declaration the same shall become immediately due and payable. Upon payment of such amounts, all obligations of the Company in respect of the payment of principal of and interest on the Securities shall terminate.

                  At any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay (A) all overdue installments of interest upon all the Securities and the principal of and premium, if any, on any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and (ii) any and all Defaults under the Indenture shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored, respectively, to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

                  SECTION 5.02.  Payment of Securities on Default; Suit
Therefor.

                  "Default", wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) under the Indenture:

                  (a) an Event of Default has occurred with respect to the Securities, as specified in Section 5.01;

                  (b) the Company fails to pay the principal of (or premium, if any, on) any Security at the Maturity thereof, whether or not such payment is prohibited by Article XV hereof; or

                  (c) the Company fails to pay any installment of interest on any Security when such interest becomes due and payable and such failure is continued for 30 days, whether or not such payment is prohibited by Article XV hereof.

                  The Company covenants that if a Default shall have occurred and be continuing, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by HSBC USA Capital Trust or a trustee of such trust, without duplication of any other amounts paid by HSBC USA Capital Trust or trustee in respect thereof) upon the overdue installments of interest at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Securities and collect in the manner provided by law out of the property of the Company or any other obligor on the Securities wherever situated the moneys adjudged or decreed to be payable.

                  If a Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

                  SECTION 5.03.  Application of Moneys Collected by Trustee.

                  Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of costs and expenses of collection applicable to the Securities and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

                  Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article Fifteen;

                  Third: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities for principal of (and premium, if any) and interest on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

                  Fourth:  To the Company.

                  SECTION 5.04.  Proceedings by Securityholders.

                  No holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee an indemnity satisfactory to the Trustee in its reasonable discretion against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.

                  Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security with every other such taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  The Company and the Trustee acknowledge that pursuant to the Declaration, the holders of Capital Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Event of Default under this Indenture and the Securities.

                  SECTION 5.05.  Proceedings by Trustee.

                  In case an Event of Default occurs with respect to Securities and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  SECTION 5.06.  Remedies Cumulative and Continuing.

                  All powers and remedies given by this Article Five to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

                  SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

                  The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all of the Securities waive any past default and its consequences except a default (a) in the payment of principal of or premium, if any, or interest on any of the Securities (unless such default has been cured and a sum sufficient to pay all matured installments of interest and premium, if any, and principal due otherwise than by acceleration has been deposited with the Trustee) or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected; provided, however, that if the Securities are held by Property Trustee, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default hereunder shall have been waived as permitted by this Section 5.07, said default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

                  SECTION 5.08.  Notice of Defaults.

                  The Trustee shall, within 90 days after the occurrence of a default known to the Trustee with respect to the Securities mail to all Securityholders, as the names and addresses of such holders appear upon the Security register, notice of defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 5.08 being hereby defined to be the events specified in clauses (a), (b) and (c) of Section 5.02, not including periods of grace, if any, provided for therein); and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or a Responsible Officer or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders.

                  SECTION 5.09.  Undertaking to Pay Costs.

                  All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the same shall have become due and Payable.

                                   ARTICLE VI

                                   THE TRUSTEE

                  SECTION 6.01.  Certain Duties and Responsibilities.

                  (a) With respect to Securities, except during the continuance of an Event of Default or Default with respect to the Securities:

                           (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon an Officers' Certificate or Opinion of Counsel or any other certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any Officers' Certificate or Opinion of Counsel or any other such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case a Default with respect to the Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section 6.01;

                           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it, with respect to the Securities, in good faith in accordance with the direction of the holders of a majority in principal amount of the outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities; and

                           (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Trustee in its reasonable discretion against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

                  SECTION 6.02.  Certain Rights of Trustee.

                  Except as otherwise provided in Section 6.01:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) shall be entitled to and in the absence of bad faith on its part may conclusively rely upon an Officers' Certificate and/or an Opinion of Counsel;

                  (d) the Trustee may consult with counsel (who may be counsel to the Company) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the holders of the Securities pursuant to this Indenture, unless such holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee, in its reasonable discretion, against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

                  (i) the Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Indenture;

                  (j) the Trustee shall not be charged with knowledge of any default or Event of Default unless either (1) a Responsible Officer of the Trustee shall have actual knowledge thereof or (2) the Trustee shall have received notice thereof from the Company or a Securityholder; and

                  (k) no permissive power or authority available to the Trustee shall be construed as a duty.

                  SECTION 6.03. Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or to any prospectus relating to the Securities. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds thereof.

                  SECTION 6.04.  May Hold Securities.

                  The Trustee, any paying agent, the Security registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 310(a)(5), 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, paying agent, Security registrar or such other agent.

                  SECTION 6.05.  Money Held in Trust.

                  Money held by the Trustee or any paying agent (except the Company) in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 6.06.  Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time such compensation in U.S. dollars for all services rendered by it hereunder as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) to reimburse the Trustee in U.S. dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or arising out of or in connection with the acceptance or administration of this trust or performance of any of its entities hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify in U.S. dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 5.01(c) and 5.01(d), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar laws.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Securities.

                  The obligations of the Company hereunder to compensate and indemnify the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee.

                  SECTION 6.07.  Disqualification, Conflicting Interests.

                  (a) The Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

                  (b) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Securities or to change any of the definitions in connection therewith, this
Section 6.07 shall be automatically amended to incorporate such changes.

                  SECTION 6.08.  Corporate Trustee Required, Eligibility.

                  There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having its Corporate Trust Office or an agency in New York, New York; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 6.08 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall comply with Section 310(a)(5) of the Trust Indenture Act. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.09.  Resignation and Removal, Appointment of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.10.

                  (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

                  (c) The Trustee may be removed at any time with respect to the Securities and a successor Trustee appointed by act of the holders of a majority in principal amount of the outstanding Securities, delivered to the Trustee and to the Company.

                  (d)  If at any time:

                           (1) the Trustee shall fail to comply with Section 6.07(a) with respect to the Securities after written request therefor by the Company or by any holder who has been a bona fide holder of a Security for at least six months, or

                           (2) the Trustee shall cease to be eligible under
         Section 6.08 with respect to the Securities and shall fail to resign after written request therefor by the Company or by any holder who has been a bona fide holder of a Security for at least six months, or

                           (3) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

                           (4) the Trustee shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to the Securities, or (ii) subject to Section 5.09, any holder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Securities.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities and shall comply with the applicable requirements of Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities shall be appointed by act of the holders of a majority in principal amount of the outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities shall have been so appointed by the Company or the holders of the Securities and accepted appointment in the manner hereinafter provided, any holder who has been a bona fide holder of a Security for at least six months may, subject to Section 5.09, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities and each appointment of a successor Trustee with respect to the Securities in the manner and to the extent provided in Section 13.14 to the holders of Securities. Each notice shall include the name of the successor Trustee with respect to the Securities and the address of its Corporate Trust Office.

                  (g) The retiring Trustee shall not be liable for any of the acts or omissions of any Successor Trustee hereunder.

                  SECTION 6.10.  Acceptance of Appointment by Successor.

                  (a) In the case of an appointment hereunder of a successor Trustee with respect to the Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.06.

                  (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section, as the case may be.

                  (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

                  SECTION 6.12.  Preferential Collection of Claims Against
Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                  SECTION 6.13.  Appointment of Authenticating Agent.

                  As long as any Securities remain outstanding, the Trustee may, by an instrument in writing, appoint an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer or partial redemption. Securities authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Except as otherwise provided herein, wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 (determined as provided in Section 6.08 with respect to the Trustee) and subject to supervision or examination by federal or state authority.

                  Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business or corporate trust business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

                  Upon receiving such a notice of resignation, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13 with respect to all Securities, the Trustee shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all holders of Securities in the manner and to the extent provided in Section 13.14. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay to the Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services. The Authenticating Agent for the Securities shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. The Authenticating Agent shall be entitled to all of the rights, immunities, privileges and indemnities of the Trustee hereunder.


                                   ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

                  SECTION 7.01.  Action by Securityholders.

                  Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

                  If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  SECTION 7.02.  Proof of Execution by Securityholders.

                  Subject to the provisions of Sections 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                  The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

                  SECTION 7.03.  Who Are Deemed Absolute Owners.

                  Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

                  SECTION 7.04. Securities Owned by Company Deemed Not Outstanding.

                  In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                  SECTION 7.05.  Revocation of Consents; Future Holders Bound.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Security specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.


                                  ARTICLE VIII
                            SECURITYHOLDERS' MEETINGS

                  SECTION 8.01.  Purpose of Meetings.

                  A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

                  (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Five;

                  (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

                  SECTION 8.02.  Call of Meetings by Trustee.

                  The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

                  SECTION 8.03.  Call of Meetings by Company or Securityholders.

                  In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

                  SECTION 8.04.  Qualifications for Voting.

                  To be entitled to vote at any meeting of Securityholders a person shall be (a) a holder of one or more Securities or (b) a person appointed by an instrument in writing as proxy by a holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  SECTION 8.05.  Regulations.

                  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                  Subject to the provisions of Section 8.04, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  SECTION 8.06.  Voting.

                  The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                   ARTICLE IX
                                  MODIFICATION

                  SECTION 9.01.  Without Consent of Securityholders.

                  The Company and the Trustee may from time to time and at any time amend, waive or supplement the Indenture, without the consent of the Securityholders, for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Ten hereof;

                  (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Securityholders as the Board of Directors and the Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such modification may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;
                  (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Securities;

                  (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities;

                  (e) to make provision for transfer procedures, certification, book-entry provisions and all other matters required or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Capital Securities in the event of a distribution of Securities by HSBC USA Capital Trust following a Dissolution Event;

                  (f) to qualify or maintain qualification of this Indenture under the Trust Indenture Act; or

                  (g) to make any change that does not adversely affect the rights of any Securityholder in any material respect.

                  The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture to effect such modification, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any modification to the Indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

                  SECTION 9.02.  With Consent of Securityholders.

                  With the consent (evidenced as provided in Section 7.01) of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time modify the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such modification shall, without the consent of the holders of each Security then outstanding and affected hereby, (i) change the Maturity Date of any Security (except as contemplated by Article Sixteen), or reduce the rate or extend the time of payment of interest thereon (except as contemplated by Article Sixteen), or reduce the principal amount thereof, or reduce any amount payable on prepayment thereof, or make the principal thereof, or any interest or premium on, the Securities payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof, without the consent of the holder of each Security so affected, or (ii) reduce the percentage of the principal amount of the Securities the holders of which are required to consent to any such modification to the Indenture, provided, however, that if the Securities are held by HSBC USA Capital Trust, such modification shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such modification; provided, further, that if the consent of the holder of each outstanding Security is required, such modification shall not be effective until each holder of the Trust Securities shall have consented to such modification.

                  Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture affecting such modification, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee shall be entitled to receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

                  Any supplemental indenture executed pursuant to the provisions of this Article Nine shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.04.  Notation on Securities.

                  Securities authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities then outstanding.

                  SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

                  The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Nine.


                                    ARTICLE X
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

                  SECTION 10.01.  Company May Consolidate, Etc., on Certain
Terms.

                  Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company, as the case may be, or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Company, as the case may be, or its successor or successors as an entirety, or substantially as an entirety, to any other person (whether or not affiliated with the Company, as the case may be, or its successors or successors) authorized to acquire and operate the same; provided that (a) the Company is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of (and premium, if any) and interest on the Securities according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Company, as the case may be, shall have been merged, or by the Person which shall have acquired such property, (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing and (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease, and the assumption by any successor entity, and such supplemental indenture comply with this
Article X and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 10.02. Successor Corporation to be Substituted for Company.

                  In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of HSBC USA, Inc., any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor Corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

                  SECTION 10.03.  Opinion of Counsel to be Given Trustee.

                  The Trustee, subject to the provisions of Section 6.01 and 6.02, shall be entitled to receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article Ten complies with the provisions of this Article Ten.


                                   ARTICLE XI
                     SATISFACTION AND DISCHARGE OF INDENTURE

                  SECTION 11.01.  Discharge of Indenture.

                  When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore cancelled, or
(b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall (i) have become due and payable, or (ii) by their terms will become due and payable at maturity within one year or are to be called for prepayment within one year under arrangements satisfactory to the Trustee for the giving of notice of prepayment, and the Company shall deposit or cause to be deposited with the Trustee, in trust, funds for the purpose and in an amount sufficient to pay and discharge the entire indebtedness of Securities on the Maturity Date or upon prepayment all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to the Maturity Date or prepayment date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of or premium, if any, or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.04, or (2) paid to any State of the United States or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.02, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.09 and 11.04 hereof shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.09 and 11.04 shall survive, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee and its agents for any costs or expenses thereafter reasonably and properly incurred by them in connection with this Indenture or the Securities.

                  SECTION 11.02. Deposited Moneys and U.S. Government Obligations to be Held in Trust by Trustee.

                  Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections
11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

                  SECTION 11.03.  Paying Agent to Repay Moneys Held.

                  Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                  SECTION 11.04.  Return of Unclaimed Moneys.

                  Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of or premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

                  SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

                  Subject to the prior approval of the Federal Reserve and the FSA, if such approval is then required under applicable capital guidelines or policies of the Federal Reserve and the FSA, respectively, the Company shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to the Securities on the 91st day after the applicable conditions set forth below have been satisfied with respect to the Securities at any time after the applicable conditions set forth below have been satisfied:

                  (1) The Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and interest and premium, if any, on the outstanding Securities on the dates such installments of principal, interest or premium are due;

                  (2) if the Securities are then listed on any national securities exchange, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.05 would not cause such Securities to be delisted from such exchange;

                  (3) no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit; and

                  (4) the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

                  "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on the Securities when such payments are due; (B) the Company's obligations with respect to the Securities under Sections 2.07, 2.08, 5.02 and 11.04; and
(C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                  "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:

                  (1) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                  (2) The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.05.


                                   ARTICLE XII
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                  SECTION 12.01. Indenture and Securities Solely Corporate Obligations.

                  No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person to the Company, either directly or through the Company or any successor Person to the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.


                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

                  SECTION 13.01.  Successors.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

                  SECTION 13.02.  Official Acts by Successor Corporation.

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

                  SECTION 13.03.  Surrender of Company Powers.

                  The Company by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor Person.

                  SECTION 13.04.  Address for Notices, Etc.

                  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee, addressed to the Trustee at Four Albany Street, 4th Floor, New York, New York 10006 ((fax) 212-250-6392).

                  SECTION 13.05.  Governing Law.

                  This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof.

                  SECTION 13.06.  Evidence of Compliance with Conditions
Precedent.

                  Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  SECTION 13.07.  Business Days.

                  In any case where the date of payment of principal of or premium, if any, or interest on the Securities will not be a Business Day, the payment of such principal of or premium, if any, or interest on the Securities need not be made on such date but may be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

                  SECTION 13.08.  Trust Indenture Act to Control.

                  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

                  SECTION 13.09.  Table of Contents, Headings, Etc.

                  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered apart hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 13.10.  Execution in Counterparts

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.11.  Separability.

                  In case any one or more of the provisions contained in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Securities, but this Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 13.12.  Assignment.

                  The Company will have the right, upon written notice thereof delivered to the Trustee, at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company, as the case may be, will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

                  SECTION 13.13.  Acknowledgment of Rights.

                  The Company acknowledges that, with respect to any Securities held by HSBC USA Capital Trust or a trustee of such Trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Securities held as the assets of HSBC USA Capital Trust, any holder of Capital Securities may institute legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or premium, if any, or interest on the Securities when due, the Company acknowledges that a holder of Capital Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or premium, if any, or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified in the Securities.

                  SECTION 13.14.  Notice to Holders; Waiver.

                  Where this Indenture provides for notice to holders of any event by the Company or the Trustee, such notice shall be sufficiently given to registered holders (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to such registered holders as their names and addresses appear in the Security Register, within the time prescribed; provided, however, that, in any case where notice to registered holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular registered holder shall affect the sufficiency of such notice with respect to other registered holders, and any notice that is mailed in the manner herein provided shall be conclusively deemed to have been received by such registered holder, whether or not such registered holder actually receives such notice.

                  In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by registered holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver.


                                   ARTICLE XIV
                            PREPAYMENT OF SECURITIES

                  SECTION 14.01.  Special Event Prepayment.

                  If a Special Event has occurred and is continuing the Company
shall have the right, prior to [   ] , [  ] (the "Initial Optional Prepayment
Date"), notwithstanding Section 14.02(a) but subject to Section 14.02(c), upon
(i) not less than 45 days written notice to the Trustee and (ii) not less than 30 days nor more than 60 days written notice to the Securityholders, to prepay the Securities, in whole (but not in part) at any time within 90 days following the occurrence of such Special Event, at the Special Event Prepayment Price. Following a Special Event, the Company shall take such action as is necessary to promptly determine the Special Event Prepayment Price, including without limitation the appointment by the Company of a Quotation Agent. The Special Event Prepayment Price shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Prepayment Price by 10:00 a.m., New York time, on the date such Special Event Prepayment Price is to be paid.

                  SECTION 14.02.  Optional Prepayment by Company.

                  (a) Subject to the provisions of this Article Fourteen, the Company shall have the right to prepay the Securities, in whole or in part, from
time to time, on or after [   ], [  ], at [   ]% of the outstanding principal
balance of the Securities (such amount, the "Optional Prepayment Price"), plus, in each case, accrued and unpaid interest thereon (including Additional Interest and Compounded Interest, if any) to the applicable date of prepayment.

                  If the Securities are only partially prepaid pursuant to this
Section 14.02, the Securities will be prepaid pro rata or by lot or by any other method utilized by the Trustee; provided that if at the time of prepayment the Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held by each holder of a Security to be prepaid. The Optional Prepayment Price shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Prepayment Price by 10:00 a.m., New York time, on the date such Optional Prepayment Price is to be paid.

                  (b) Notwithstanding the first sentence of Section 14.02, upon the entry of an order for dissolution of the HSBC USA Capital Trust by a court of competent jurisdiction, the Securities thereafter will be subject to optional prepayment, in whole only, but not in part, on or after [ ], [ ], at the Optional Prepayment Price set forth in this Section 14.02 and otherwise in accordance with this Article Fourteen.

                  (c) Any prepayment of Securities pursuant to Section 14.01 or
Section 14.02 shall be subject to the Company obtaining the prior approval of the Federal Reserve and the FSA, if such approval is then required under applicable capital guidelines or policies of the Federal Reserve and the FSA, respectively.

                  SECTION 14.03.  No Sinking Fund.

                  The Securities are not entitled to the benefit of any sinking fund.

                  SECTION 14.04.  Notice of Prepayment; Selection of Securities.

                  In case the Company shall desire to exercise the right to prepay all, or, as the case may be, any part of the Securities in accordance with their terms, it shall fix a date for prepayment and shall mail a notice of such prepayment at least 30 and not more than 60 days prior to the date fixed for prepayment to the holders of Securities so to be prepaid as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for prepayment as a whole or in part shall not affect the validity of the proceedings for the prepayment of any other Security.

                  Each such notice of prepayment shall specify the CUSIP number, if any, of the Securities to be prepaid, the date fixed for prepayment, the prepayment price at which the Securities are to be prepaid (or the method by which such prepayment price is to be calculated), the place or places of payment that payment will be made upon presentation and surrender of the Securities, that interest accrued to the date fixed for prepayment will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be prepaid will cease to accrue. If less than all the Securities are to be prepaid the notice of prepayment shall specify the numbers of the Securities to be prepaid. In case any Security is to be prepaid in part only, the notice of prepayment shall state the portion of the principal amount thereof to be prepaid and shall state that on and after the date fixed for prepayment, upon surrender of such Security, a new Security or Securities in principal amount equal to the unprepaid portion thereof will be issued.

                  On or prior to the prepayment date specified in the notice of prepayment given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the prepayment date all the Securities so called for prepayment at the appropriate Prepayment Price, together with accrued interest to the date fixed for prepayment.

                  The Company will give the Trustee notice not less than 45 days prior to the prepayment date as to the aggregate principal amount of Securities to be prepaid and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Security) to be prepaid. Any determination made by the Trustee pursuant to this Section 14.04 shall be conclusive and binding upon the Company and the Securityholders in the absence of manifest error and the Trustee shall have no liability in connection with such determination.

                  SECTION 14.05.  Payment of Securities Called for Prepayment.

                  If notice of prepayment has been given as provided in Section 14.04, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Prepayment Price, together with interest accrued to the date fixed for prepayment (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date), and on and after said date (unless the Company shall default in the payment of such Securities at the Prepayment Price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for prepayment shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and prepaid by the Company at the applicable Prepayment Price, together with interest accrued thereon to the date fixed for prepayment (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date).

                  Upon presentation of any Security prepaid in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations, in principal amount equal to the unprepaid portion of the Security so presented.


                                   ARTICLE XV
                        SUBORDINATION OF DEBT SECURITIES

                  SECTION 15.01.  Agreement to Subordinate.

                  The Company, for itself, its successors and assigns, covenants and agrees, and each holder of a Security likewise covenants and agrees by his or her acceptance thereof, that the obligation of the Company to make any payment on account of the principal of (and premium, if any) and interest on each and all of the Securities shall be subordinate and junior in right of payment to the Company's obligations to the holders of Senior Indebtedness.

                  In the event of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up of or relating to the Company as a whole, whether voluntary or involuntary, all obligations of the Company to holders of Senior Indebtedness shall be entitled to be paid in full before any payment, whether in cash, property or otherwise, shall be made on any account of the principal of (or premium, if any) or interest on any of the Securities. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the holders, together with the holders of Indebtedness Ranking on a Parity with the Securities, shall be entitled ratably to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest, if any, on the Securities before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any Indebtedness Ranking Junior to the Securities or any capital stock. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or the holders before all Senior Indebtedness is paid in full, such payment or distribution shall be held (in trust if received by such holders) for the benefit of and shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Securities on account of the unpaid principal of (or premium, if any) or interest, if any, on the Securities for the payment of which funds have been deposited in trust with the Trustee or any paying agent or have been set aside by the Company in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

                  The holders of Securities and the Trustee, in respect of any claims of such holders to payment of any principal, premium or interest in respect of any Securities, by their acceptance thereof will be deemed to have waived any right of set-off or counterclaim that such holders or (subject to Section 6.06) the Trustee, respectively, in such respect, might otherwise have.

                  The securing of any Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, respectively.

                  The Company shall give prompt written notice to the Trustee of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up or relating to the Company as a whole, whether voluntary or involuntary, or of any default with respect to any Senior Indebtedness that would prevent the Trustee from making any payment in respect of the Securities under this Section. The Trustee, subject to the provisions of Section 6.01, shall be entitled to assume that, and may act as if, no such event has occurred unless a Responsible Officer of the Trustee assigned to the Corporate Trust Office has received at the Corporate Trust Office of the Trustee from the Company or any one or more holders of Senior Indebtedness or any trustee therefor (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee) written notice thereof. Upon any distribution of assets of the Company referred to in this Article Fifteen, the Trustee and holders shall be entitled to rely conclusively upon a certificate of the liquidating trustee or agent, or any order or decree entered by a court of competent jurisdiction, or other Person making any distribution to the Trustee or to the holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, and the Trustee, subject to the provisions of Article Six, and the holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent to this Article Fifteen. In the absence of any such liquidating trustee, agent or other Person, the Trustee, subject to Section 6.01, shall be entitled to rely conclusively upon a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in its discretion, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this
Section 15.01, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section 15.01, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 15.02. Obligation of the Company Unconditional and Payment Permitted If No Default.

                  Subject to the provisions of this Article Fifteen and the terms of the Securities, nothing contained in this Article Fifteen or elsewhere in this Indenture is intended to or shall impair, as between the Company and the holders, the obligation of the Company, which is absolute and unconditional, to pay to such holders the principal of (and premium, if any) and interest on the Securities when, where and as the same shall become due and payable, all in accordance with the terms of the Securities, or is intended to or shall affect the relative rights of such holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fifteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  SECTION 15.03. Limitations on Duties to Holders of Senior Indebtedness.

                  In the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Indebtedness beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal of, or premium (if any) or interest, if any, on the Securities, or in respect of any prepayment, exchange, retirement, purchase or other acquisition of any of the Securities, shall be made by the Company.

                  SECTION 15.04.  Notice to Trustee of Facts Prohibiting
Payments.

                  Notwithstanding any of the provisions of this Article Fifteen or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of funds to or by the Trustee unless and until a Responsible Officer of the Trustee assigned to its Corporate Trust Division shall have received at the Corporate Trust Office written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any trustee therefor who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee; and, prior to the receipt of such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if prior to the fifth Business Day preceding the date upon which by the terms hereof any such funds may become payable, or if prior to the third Business Day preceding the date of the execution of instruments pursuant to Section 11.01 acknowledging satisfaction and discharge of this Indenture, the Trustee shall not have received with respect to such funds the notice provided for in this Section 15.04, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and/or apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it on or after such date; provided, however, no such application shall affect the obligations under this Article Fifteen of the Persons receiving such moneys from the Trustee.

                  SECTION 15.05. Application by Trustee of Moneys Deposited With It.

                  Anything in this Indenture to the contrary notwithstanding, any deposit of a sum by the Company with the Trustee or any agent (whether or not in trust) for any payment of the principal of (and premium, if any) or interest on any Securities shall, except as provided in Section 15.04, is subject to the provisions of Section 15.01.

                  SECTION 15.06.  Subrogation.

                  Subject to the payment in full of all Senior Indebtedness, the holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness until the Securities shall be paid in full, and none of the payments or distributions to the holders of such Senior Indebtedness to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fifteen or of payments over, pursuant to the provisions of this Article Fifteen, to the holders of such Senior Indebtedness by the holders of such Securities or the Trustee shall, as among the Company, its creditors other than the holders of such Senior Indebtedness, and the holders of such Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of such Securities, on one hand, and the holders of the Senior Indebtedness, on the other hand.

                  SECTION 15.07. Subordination Rights Not Impaired by Acts or Omissions of Bank or Holders of Senior Indebtedness.

                  No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the holders or the Trustee and without affecting the obligations of the Company, the Trustee or the holders under this Article Fifteen.

                  SECTION 15.08. Authorization of Trustee to Effectuate Subordination of Securities.

                  Each holder of a Security, by his or her acceptance thereof, authorizes and expressly directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate, as between the holders and the holders of Senior Indebtedness, the subordination provided in this Article Fifteen. If, in the event of any proceeding or other action relating to the Company referred to in the second paragraph of Section 15.01, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the holders prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the holders.

                  SECTION 15.09.  Right of Trustee to Hold Senior Indebtedness.

                  The Trustee shall be entitled to all of the rights set forth in this Article Fifteen in respect of any Senior Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

                  SECTION 15.10. Article XV Not to Prevent Events of Default or Default.

                  The failure to make a payment pursuant to the terms of the Securities by reason of any provision in this Article Fifteen shall not be construed as preventing the occurrence of an Event of Default or Default.

                  SECTION 15.11.  Article Applicable to Paying Agents.

                  The term "Trustee" as used in this Article Fifteen shall (unless the context shall otherwise require) be construed as extending to and including each paying agent appointed by the Company and acting hereunder within its meaning as fully for all intents and purposes as if the paying agent were named in this Article Fifteen in addition to or in place of the Trustee; provided, however, that Sections 15.04 and 15.09 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as paying agent. Any Paying Agent acting hereunder shall be entitled to all of the rights, protections, privileges and immunities of the Trustee hereunder.


                                   ARTICLE XVI
         EXTENSION OF INTEREST PAYMENT PERIOD AND DEFERRAL OF MATURITY

                  SECTION 16.01.  Extension of Interest Payment Period.

                  (a) So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding [ ] consecutive [semi-annual][quarterly] periods, including the first such [semi-annual][quarterly] period during such extension period (the "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable; provided that no Extended Interest Payment Period may extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 16.01, will bear interest thereon at the Coupon Rate compounded [semi-annually] [quarterly] for each [semi-annual] [quarterly] period of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest accrued and unpaid on the Securities, including any Additional Interest and Compounded Interest (together, "Deferred Interest") that shall be payable to the holders of the Securities in whose names the Securities are registered in the Security Register on the first record date after the end of the Extended Interest Payment Period. Holders of the Securities (and holders of the Trust Securities while Trust Securities are outstanding) will be required to accrue interest income for United States federal income tax purposes prior to the receipt of cash attributable to such income.

                  (b) During any such Extended Interest Payment Period, the Company may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock), (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu with or junior in right of payment to the Securities or
(iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company (including any Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Capital Securities Guarantee, (d) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (e) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases of common stock related to the issuance of common stock or rights under any of the Company's benefit plans for its directors, officers or employees or any of the Company's dividend reinvestment plans).

                  (c) Before the expiration of any Extended Interest Payment Period, the Company may further defer payments of interest by further extending such period, provided that such period, together with all such previous and further extensions within such Extended Interest Payment Period, shall not exceed [ ] consecutive [semi-annual] [quarterly] periods, including the first such [semi-annual] [quarterly] period of such Extended Interest Payment Period, or extend beyond the Maturity Date of the Securities. Upon the expiration of any Extended Interest Payment Period and the payment of all Deferred Interest then due, the Company may elect to commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.

                  SECTION 16.02.  Notice of Extension.

                  (a) If the Property Trustee is the only registered holder of the Securities at the time the Company selects an Extended Interest Payment Period, the Company shall give written notice to the Administrators, the Property Trustee and the Trustee of its election of such Extended Interest Payment Period (or an extension thereof) at least [ ] Business Days before the earlier of (i) the date on which distributions on the Trust Securities issued by HSBC USA Capital Trust are payable except for the election to begin or extend such Extended Interest Payment Period, or (ii) the date the Administrators are required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or to holders of the Capital Securities issued by the Trust, but in any event at least [ ] Business Days before such record date.

                  (b) If the Property Trustee is not the only holder of the Securities at the time the Company selects an Extended Interest Payment Period, the Company shall give the holders of the Securities and the Trustee written notice of its selection of such Extended Interest Payment Period at least [ ] Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to any national securities exchange.

                  (c) The [semi-annual] [quarterly] period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 16.02 shall be counted as one of the [ ] [semi-annual] [quarterly] periods permitted in the maximum Extended Interest Payment Period permitted under Section 16.01. There is no limitation on the number of times that the Company may elect to begin Extended Interest Payment Period.

                  SECTION 16.03.  Deferral of Maturity.

                  If the Company does not pay all or any part of the principal of the Securities at the Maturity Date, the obligation to make such payment at the Maturity Date shall be deferred automatically until the first Business Day after the date that falls six months after the Maturity Date. Any payment so deferred will accrue interest at the Coupon Rate for the period of such deferral and shall not be deemed to have become or be due prior to such first Business Day for any purpose (including, without limitation, for the purposes of ascertaining whether or not any Event of Default has occurred).

                  Bankers Trust Company hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written .


                                             HSBC USA INC.

                                             By:
                                                 -----------------------------
                                             Name:
                                             Title:

                                             BANKERS TRUST COMPANY,
                                             as Trustee

                                             By:
                                                 -----------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                           (FORM OF FACE OF SECURITY)

                  [IF THE SECURITY IS A GLOBAL SECURITY, INSERT: - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [This capital security may not be purchased by an employee benefit plan subject to the employee retirement income security act of 1974, as amended ("erisa"), a plan subject to section 4975 of the U.S. internal revenue code of 1986, as amended (the "Code"), an entity whose underlying assets include the assets of any such plan, or a governmental or church plan which is subject to any federal, state or local law that is substantially similar to the provisions of section 406 of ERISA or section 4975 of the code.]

                                  HSBC USA INC.

             [ ]% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE

                                DUE [    ], [  ]

No.                                                               $[      ]

                  HSBC USA INC., a Maryland corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Securityholder or its registered assigns, the principal sum of [ ] Dollars on [ ], [ ] (the "Maturity Date" which is subject to deferral as set forth herein), unless previously prepaid, and to pay interest on the outstanding principal amount hereof from [ ], [ ], or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on [ ] and [ ] of each year, commencing [ ], [ ], at the rate of [ ]% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of (or premium, if any) or interest on this Security is payable is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such date. Capitalized terms used in this Security but not defined herein shall have the meanings assigned to them in the Indenture.

                  The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the first day of the month in which the relevant interest payment date falls. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  The principal of (and premium, if any) and interest on this Security shall be payable at the office or agency of the Trustee in New York City maintained for that purpose or at the office of such paying agent or paying agents as the Company may designate from time to time in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date. Notwithstanding the foregoing, so long as the holder of this Security is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by the Property Trustee.

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                  The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: [     ], [  ]

                                             HSBC USA INC.

                                             By:
                                                 -----------------------------
                                             Name:
                                             Title:

Corporate Seal
Attest:

By:
    -----------------------------
Name:
Title:


                     (FORM OF CERTIFICATE OF AUTHENTICATION)
                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities referred to in the within-mentioned Indenture.


Dated: [     ], [  ]
                                             BANKERS TRUST COMPANY,
                                             as Trustee

                                             By:
                                                 -----------------------------
                                                 Authorized Signatory

                          (FORM OF REVERSE OF SECURITY)

                  This Security is one of the Securities of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of [ ], [ ] (the "Indenture"), duly executed and delivered between the Company and Bankers Trust Company, as Trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities.

                  Upon the occurrence and continuation of a Special Event, the Company shall have the right , prior to [ ], [ ], to prepay this Security in whole (but not in part) at the Special Event Prepayment Price. "Special Event Prepayment Price" shall mean, with respect to any prepayment of the Securities following a Special Event, an amount in cash equal to [the greater of (i)] 100% of the principal amount of such Securities to be prepaid [or (ii) the sum, as determined by a Quotation Agent, of the present values of [ ]% of the principal amount of the Securities plus the remaining scheduled payments of interest thereon from the prepayment date to and including the Initial Optional Prepayment Date discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, any accrued and unpaid interest thereon, including Compounded Interest and Additional Interest, if any, to the date of such prepayment.]

                  In addition, the Company shall have the right to prepay this Security, in whole or in part, at any time on or after [ ], [ ], at the Optional Prepayment Price of [ ] % plus accrued and unpaid interest thereon (including Additional Interest and Compounded Interest, if any) to the applicable date of prepayment.

                  The Optional Prepayment Price or the Special Event Prepayment Price, as the case requires, shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the applicable Prepayment Price by 10:00 a.m., New York City time, on the date such Prepayment Price is to be paid. Any prepayment pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice to the Securityholders. If the Securities are only partially prepaid by the Company pursuant to an Optional Prepayment, the Securities will be prepaid pro rata or by lot or by any other method utilized by the Trustee; provided that if, at the time of prepayment, the Securities are registered as a Global Security, the Depositary shall determine the particular Securities to be prepaid in accordance with its procedures.

                  In the event of prepayment of this Security in part only, a new Security or Securities for the unprepaid portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

                  Notwithstanding the foregoing, any prepayment of Securities by the Company shall be subject to the prior approval of the Board of Governors of the Federal Reserve System of the United States of America (the "Federal Reserve") and the Financial Supervisory Authority of the United Kingdom (the "FSA"), if such approval is then required under capital guidelines or policies of the Federal Reserve and the FSA, respectively.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that, except as provided in Section 9.02 of the Indenture, no such modification shall, without the consent of each holder of Securities then outstanding and affected thereby, (i) change the Maturity Date of any Securities, or reduce the principal amount of the Securities or any prepayment premium thereon, or reduce the rate or extend the time of payment of interest thereon, or make the principal of, or interest or premium on, the Securities payable in any coin or currency other than U.S. dollars, or impair or affect the right of any holder of the Securities to institute suit for payment thereof without the consent of the holder or each Security so affected, or (ii) reduce the percentage of the principal amount of the Securities, the holders of which are required to consent to any such modification. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities at the time outstanding affected thereby, on behalf of all of the holders of the Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities or a default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Securities then outstanding. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and of any Security issued in exchange heretofore or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

                  So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding [ ] consecutive [semi-annual] [quarterly] periods, including the first such [semi-annual] [quarterly] period during such extension period, but not to extend beyond the Maturity Date of the Securities (an "Extended Interest Payment Period"), at the end of which period the Company shall pay all interest then accrued and unpaid together with interest thereon at the rate specified for the Securities to the extent that payment of such interest is enforceable under applicable law. Before the termination of any such Extended Interest Payment Period, the Company may further defer payments of interest by further extending such Extended Interest Payment Period, provided that such Extended Interest Payment Period, together with all such previous and further extensions within such Extended Interest Payment Period, shall not exceed [ ] consecutive [semi-annual] [quarterly] periods, including the first [semi-annual] [quarterly] period during such Extended Interest Payment Period, or extend beyond the Maturity Date of the Securities. Upon the expiration of any such Extended Interest Payment Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements.

                  If the Company does not pay all or any part of the principal of the Securities at the Maturity Date, the obligation to make such payment at the Maturity Date shall be deferred automatically until the first Business Day after the date that falls six months after the Maturity Date. Any payment so deferred will accrue interest at the Coupon Rate for the period of such deferral and shall not be deemed to have become or be due prior to such first Business Day for any purpose (including, without limitation, for the purposes of ascertaining whether or not any Event of Default has occurred).

                  The Company has agreed that it will not (i) declare or pay any dividends or distributions on, or prepay, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or prepay any debt securities of the Company (including Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (including under Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the prepayment or repurchase of any such rights pursuant thereto, (c) payments under the Capital Securities Guarantee, (d) as a result of a reclassification of the Company's capital stock or the exchange or the conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (e) the purchase of fractional interests in shares of the Company's capital stock pursuant to the exchange or conversion provisions of such capital stock or the security being exchanged or converted and (f) purchases of common stock related to the issuance of common stock or rights under any of the Company's benefit plans for its directors, officers or employees or any of the Company's dividend reinvestment plans) if at such time (i) there shall have occurred any event of which the Company has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (b) in respect of which the Company shall not have taken reasonable steps to cure, (ii) the Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee or (iii) the Company shall have given notice of its election of the exercise of its right to extend the interest payment period as provided in the Indenture and shall not have rescinded such notice, and any such extension shall have commenced.

                  Subject to the prior approval of the Federal Reserve and the FSA if such approval is then required under capital guidelines or policies of the Federal Reserve and the FSA, respectively, the Company will have the right at any time to liquidate the HSBC USA Capital Trust and cause the Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust.

                  The Securities are issuable only in registered form without coupons in denominations of $25.00 and any integral multiple thereof. As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Security is transferable by the holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any registrar shall be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture .

                  THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.